                                                                EXHIBIT 10.14(c)



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             Trading permitted?                    yes          X      no
                                        --------           ---------
             Withdrawals permitted?                yes          X      no
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                               SECURITY AGREEMENT
                              (Securities Account)


As of March 24, 2000, for value received, the undersigned ("Debtor") grants to Comerica Bank ("Bank"), a Michigan banking corporation, a continuing security interest in the Collateral (as defined below) to secure payment when due, whether by stated maturity, demand acceleration or otherwise, of all existing
and future indebtedness ("Indebtedness") to the Bank of         N/A
("Borrower") and/or Debtor. Indebtedness includes without limit any and all obligations or liabilities of the Borrower and/or Debtor to the Bank, whether absolute or contingent, direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, known or unknown; any and all obligations or liabilities for which the Borrower and/or Debtor would otherwise be liable to the Bank were it not for the invalidity or unenforceability of them by reason of any bankruptcy, insolvency or other law, or for any other reason; any and all amendments, modifications, renewals and/or extensions of any of the above; all costs incurred by Bank in establishing, determining, continuing, or defending the validity or priority of its security interest, or in pursuing its rights and remedies under this Agreement or under any other agreement between Bank and Borrower and/or Debtor or in connection with any proceeding involving Bank as a result of any financial accommodation to Borrower and/or Debtor; and all other costs of collecting Indebtedness, including without limit attorney fees. Debtor agrees to pay Bank all such costs incurred by the Bank, immediately upon demand, and until paid all costs shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Agreement to attorney fees shall be deemed a reference to reasonable fees, costs, and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorney fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise.

1. COLLATERAL shall mean all of the following property Debtor now or later owns or has an interest in, wherever located:

         (a) all of Debtor's right, title and interest (including without limitation, security entitlement) in securities account no. 183000329 ("the Account') maintained at Comerica Securities ("Securities Intermediary") and all cash, securities, investment property or financial assets now or hereafter deposited or maintained in the Account or credited to the Account, and any and all securities accounts in substitution or replacement thereof;

         (b) all goods, instruments, documents, policies and certificates of insurance, deposits, money, investment property or other property (except real property which is not a fixture) which are now or later in possession or control of Bank, or as to which Bank now or later controls possession by documents or otherwise, and

         (c) all additions, attachments, accessions, parts, replacements, substitutions, renewals, interest, dividends, distributions, rights of any kind (including but not limited to stock splits, stock rights, voting and preferential rights), products, and proceeds of or pertaining to the above including, without limit, cash or other property which were proceeds and are recovered by a bankruptcy trustee or otherwise as a preferential transfer by Debtor.

2. WARRANTIES, COVENANTS AND AGREEMENTS. Debtor warrants, covenants and agrees as follows:

     1.1 Debtor shall furnish to Bank, in form and at intervals as Bank may request, any information Bank may reasonably request and allow Bank to examine, inspect, and copy any of Debtor's books and records. Debtor shall, at the request of Bank, mark its records and the Collateral to clearly indicate the security interest of Bank under this Agreement.

     1.2 At the time any Collateral becomes, or is represented to be, subject to a security interest in favor of Bank, Debtor shall be deemed to have warranted that (a) Debtor is the lawful owner of the Collateral and has the right and authority to subject it to a security interest granted to Bank or as permitted in the Account Control Agreement (as defined below); (b) none of the Collateral is subject to any security interest other than that in favor of Bank and there are no financing statements on file, other than in favor of Bank or as permitted in the Account Control Agreement; and (c) Debtor acquired its rights in the Collateral in the ordinary course of its business.

     1.3 Debtor will keep the Collateral free at all times from all claims, liens, security interests and encumbrances other than those in favor of Bank or as permitted in the Account Control Agreement. Debtor will not, without the prior written consent of Bank, sell, transfer or lease, or permit to be sold, transferred or leased, any or all of the Collateral, except to the extent permitted in the Account Control Agreement. Bank or its representatives may at all reasonable times inspect the Collateral and may enter upon all premises where the Collateral is kept or might be located.

     1.4 Debtor will do all acts and will execute or cause to be executed all writings requested by Bank to establish, maintain and continue a perfected and first security interest of


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


          Bank in the Collateral. Debtor agrees that Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and Debtor is not relying upon assets in which the Bank may have a lien or security interest for payment of the Indebtedness.

     1.5 Debtor will pay within the time that they can be paid without interest or penalty all taxes, assessments and similar charges which at any time are or may become a lien, charge, or encumbrance upon any Collateral, except to the extent contested in good faith and bonded in a manner satisfactory to Bank. If Debtor fails to pay any of these taxes, assessments, or other charges in the time provided above, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     1.6 Debtor will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Debtor has and will maintain at all times (a) with respect to the Collateral, insurance under an "all risk" policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank, all of which insurance shall be in amount, form and content, and written by companies as may be satisfactory to Bank, containing a lender's loss payable endorsement acceptable to Bank. Debtor will deliver to Bank immediately upon demand evidence satisfactory to Bank that the required insurance has been procured. If Debtor fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and Debtor agrees to repay all amounts so expended by Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Indebtedness.

     1.7 Debtor at all times shall be in strict compliance with all applicable laws, including without limit any laws, ordinances, directives, orders, statutes, or regulations an object of which is to regulate or improve health, safety, or the environment ("Environmental Laws").

     1.8 If at any time the value of the Collateral is less than $20,000,000, as determined from time to time by Bank, Debtor must provide or cause to be provided to Bank additional collateral in the form of cash or other property acceptable to Bank and with a value, as determined by Bank, that when added to the Collateral will cause the Collateral to be valued at at least $20,000,000.

     1.9 If Bank, acting in its sole discretion, redelivers Collateral to Debtor or Debtor's designee for the purpose of (a) the ultimate sale or exchange thereof; or (b) presentation, collection, renewal, or registration of transfer thereof; or (c) loading, unloading, storing, shipping, transshipping, manufacturing, processing or otherwise dealing with it preliminary to sale or exchange; such redelivery shall be in trust for the benefit of Bank and shall not constitute a release of Bank's security interest in it or in the proceeds or products of it unless Bank specifically so agrees in writing. If Debtor requests any such redelivery, Debtor will deliver with such request a duly executed financing statement in form and substance satisfactory to Bank. Any proceeds of Collateral coming into Debtor's possession as a result of any such redelivery shall be held in trust for Bank and immediately delivered to Bank for application on the Indebtedness. Bank may (in its sole discretion) deliver any or all of the Collateral to Debtor, and such delivery by Bank shall discharge Bank from all liability or responsibility for such Collateral. Bank, at its option, may require delivery of any Collateral to Bank at any time with such endorsements or assignments of the Collateral as Bank may request.

     1.10 At any time and without notice, Bank may (a) cause any or all of the Collateral to be transferred to its name or to the name of its nominees; (b) receive or collect by legal proceedings or otherwise all dividends, interest, principal payments and other sums and all other distributions at any time payable or receivable on account of the Collateral, and hold the same as Collateral, or apply the same to the Indebtedness, the manner and distribution of the application to be in the sole discretion of Bank; (c) enter into any extension, subordination, reorganization, deposit, merger or consolidation agreement or any other agreement relating to or affecting the Collateral, and deposit or surrender control of the Collateral, and accept other property in exchange for the Collateral and hold or apply the property or money so received pursuant to this Agreement.

     1.11 Bank may assign any of the Indebtedness and deliver any or all of the Collateral to its assignee, who then shall have with respect to Collateral so delivered all the rights and powers of Bank under this Agreement, and after that Bank shall be fully discharged from all liability and responsibility with respect to Collateral so delivered.

     1.12 Debtor delivers this Agreement based solely on Debtor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by Bank. Debtor assumes full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate now or later. Debtor waives any duty on the part of Bank, and agrees that Debtor is not relying upon nor expecting Bank to disclose to Debtor any fact now or later known by Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Debtor's risk or Debtor's rights against Borrower. Debtor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes without limit the possibility that




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



          Borrower may incur Indebtedness to Bank after the financial condition of Borrower, or Borrower's ability to pay debts as they mature, has deteriorated.

     1.13 Debtor shall defend, indemnify and hold harmless Bank, its employees, agents, shareholders, affiliates, officers, and directors from and against any and all claims, damages, fines, expenses, liabilities or causes of action of whatever kind, including without limit consultant fees, legal expenses, and attorney fees, suffered by any of them as a direct or indirect result of any actual or asserted violation of any law, including, without limit, Environmental Laws, or of any remediation relating to any property required by any law, including without limit Environmental Laws.

3. COLLECTION OF PROCEEDS. Debtor agrees to collect and enforce payment of all Collateral until Bank shall direct Debtor to the contrary. Immediately upon notice to Debtor by Bank and at all times after that, Debtor agrees to fully and promptly cooperate and assist Bank in the collection and enforcement of all Collateral and to hold in trust for Bank all payments received in connection with Collateral and from the sale, lease or other disposition of any Collateral, all rights by way of suretyship or guaranty and all rights in the nature of a lien or security interest which Debtor now or later has regarding Collateral. Immediately upon and after such notice, Debtor agrees to (a) endorse to Bank and immediately deliver to Bank all payments received on Collateral or from the sale, lease or other disposition of any Collateral or arising from any other rights or interests of Debtor in the Collateral, in the form received by Debtor without commingling with any other funds, and (b) immediately deliver to Bank all property in Debtor's possession or later coming into Debtor's possession through enforcement of Debtor's rights or interests in the Collateral. Debtor irrevocably authorizes Bank or any Bank employee or agent to endorse the name of Debtor upon any checks or other items which are received in payment for any Collateral, and to do any and all things necessary in order to reduce these items to money. Bank shall have no duty as to the collection or protection of Collateral or the proceeds of it, nor as to the preservation of any related rights, beyond the use of reasonable care in the custody and preservation of Collateral in the possession of Bank. Debtor agrees to take all steps necessary to preserve rights against prior parties with respect to the Collateral. Nothing in this Section 3 shall be deemed a consent by Bank to any sale, lease or other disposition of any Collateral.

4.   DEFAULTS, ENFORCEMENT AND APPLICATION OF PROCEEDS.

     1.14 Upon the occurrence and at any time during the continuance of any Event of Default under that certain Letter Agreement dated as of August 10, 1998 by and between the Debtor and Bank, as the same may be amended from time to time (each an "Event of Default"), Debtor shall be in default under this Agreement.

     1.15 Upon the occurrence of any Event of Default, Bank may at its discretion and without prior notice to Debtor declare any or all of the Indebtedness to be immediately due and payable and Bank shall have and may exercise any one or more of the following rights and remedies:

          (a) Exercise all the rights and remedies upon default, in foreclosure and otherwise, available to secured parties under the provisions of the Uniform Commercial Code and other applicable law;

          (b) Institute legal proceedings to foreclose upon the lien and security interest granted by this Agreement, to recover judgment for all amounts then due and owing as Indebtedness, and to collect the same out of any Collateral or the proceeds of any sale of it;

          (c) Institute legal proceedings for the sale, under the judgment or decree of any court of competent jurisdiction, of any or all Collateral; and/or

          (d) Personally or by agents, attorneys, or appointment of a receiver, enter upon any premises where Collateral may then be located, and take possession of all or any of it and/or render it unusable; and without being responsible for loss or damage to such Collateral, hold, operate, sell, lease, or dispose of all or any Collateral at one or more public or private sales, leasings or other dispositions, at places and times and on terms and conditions as Bank may deem fit, without any previous demand or advertisement; and except as provided in this Agreement, all notice of sale, lease or other disposition, and advertisement, and other notice or demand, any right or equity of redemption, and any obligation of a prospective purchaser or lessee to inquire as to the power and authority of Bank to sell, lease, or otherwise dispose of the Collateral or as to the application by Bank of the proceeds of sale or otherwise, which would otherwise be required by, or available to Debtor under, applicable law are expressly waived by Debtor to the fullest extent permitted.

               At any sale pursuant to this Section 4.2, whether under the power of sale, by virtue of judicial proceedings or otherwise, it shall not be necessary for Bank or a public officer under order of a court to have present physical or constructive possession of Collateral to be sold. The recitals contained in any conveyances and receipts made and given by Bank or the public officer to any purchaser at any sale made pursuant to this Agreement shall, to the extent permitted by applicable law, conclusively establish the truth and accuracy of the matters stated (including, without limit, as to the amounts of the principal of and interest on the Indebtedness, the accrual and nonpayment of it and advertisement and conduct of the sale); and all prerequisites to the sale shall be presumed to have been satisfied and performed. Upon any sale of any Collateral, the receipt of the officer making the sale under judicial proceedings or of Bank shall be sufficient discharge to the purchaser for the purchase money, and the purchaser shall not be obligated to see to the application of the money. Any sale of any Collateral under this Agreement shall be a perpetual bar against Debtor with respect to that Collateral.

          4.3 Debtor shall at the request of Bank, notify the account debtors or obligors of Bank's security interest in any Collateral and direct payment of it to Bank. Bank may, itself, upon the occurrence of any Event of Default so notify and direct any account debtor or obligor.

          4.4 The proceeds of any sale or other disposition of Collateral authorized by this Agreement shall be applied by Bank first upon all expenses authorized by the Uniform Commercial Code and all reasonable attorney fees and legal expenses incurred by Bank; the balance of the proceeds of the sale or other disposition shall be applied in the payment of the Indebtedness, first to interest, then to principal, then to remaining Indebtedness and the surplus, if any, shall be paid over to Debtor or to such other person(s) as may be entitled to it under applicable law. Debtor shall remain liable for any deficiency, which it shall pay to Bank immediately upon demand.

          4.5 Nothing in this Agreement is intended, nor shall it be construed, to preclude Bank from pursuing any other remedy provided by law for the collection of the Indebtedness or for the recovery of any other sum to which Bank may be entitled for the breach of this Agreement by Debtor. Nothing in this Agreement shall reduce or release in any way any rights or security interests of Bank contained in any existing agreement between Borrower, Debtor, or any Guarantor and Bank.

          4.6 No waiver of default or consent to any act by Debtor shall be effective unless in writing and signed by an authorized officer of Bank. No waiver of any default or forbearance on the part of Bank in enforcing any of its rights under this Agreement shall operate as a waiver of any other default or of the same default on a future occasion or of any rights.

          4.7 Debtor irrevocably appoints Bank or any agent of Bank (which appointment is coupled with an interest) the true and lawful attorney of Debtor (with full power of substitution) in the name, place and stead of, and at the expense of, Debtor:

               (a) to demand, receive, sue for, and give receipts or acquittances for any moneys due or to become due with respect to any Collateral and to endorse any item representing any payment on or proceeds of the Collateral;


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


               (b) to execute and file in the name of and on behalf of Debtor all financing statements or other filings deemed necessary or desirable by Bank to evidence, perfect, or continue the security interests granted in this Agreement; and

               (c) to do and perform any act on behalf of Debtor permitted or required under this Agreement.

          4.8 Upon the occurrence of an Event of Default, Debtor also agrees, upon request of Bank, to assemble the Collateral and make it available to Bank at any place designated by Bank which is reasonably convenient to Bank and Debtor.

5.        MISCELLANEOUS.

          5.1 Until Bank is advised in writing by Debtor to the contrary, all notices, requests and demands required under this Agreement or by law shall be given to, or made upon, Debtor at the first address indicated in Section 5.15 below.

          5.2 Debtor will give Bank not less than 90 days prior written notice of all contemplated changes in Debtor's name, chief executive office location, and/or location of any Collateral, but the giving of this notice shall not cure any Event of Default caused by this change.

          5.3 Bank assumes no duty of performance or other responsibility under any contracts contained within the Collateral.

          5.4 Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to Debtor, the Indebtedness or this Agreement, however obtained. Debtor further agrees that Bank may provide information relating to this Agreement or relating to Debtor to the Bank's parent, affiliates, subsidiaries, and service providers.

          5.5 In addition to Bank's other rights, any indebtedness owing from Bank to Debtor can be set off and applied by Bank on any Indebtedness at any time(s) either before or after maturity or demand without notice to anyone.

          5.6 Debtor waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the Uniform Commercial Code; or

               (c) pursue any other remedy in the Bank's power. Debtor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Indebtedness, and agree(s) that the Bank may, once or any number of times, modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit Borrower to incur additional Indebtedness, all without notice to Debtor and without affecting in any manner the unconditional obligation of Debtor under this Agreement. Debtor unconditionally and irrevocably waives each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of Debtor under this Agreement, and acknowledges that such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from Debtor now or later securing the Indebtedness, and acknowledges that as of the date of this Agreement no such defense or setoff exists.

          5.7 Debtor waives any and all rights (whether by subrogation, indemnity, reimbursement, or otherwise) to recover from Borrower any amounts paid or the value of any Collateral given by Debtor pursuant to this Agreement.

          5.8 In the event that applicable law shall obligate Bank to give prior notice to Debtor of any action to be taken under this Agreement, Debtor agrees that a written notice given to Debtor at least five days before the date of the act shall be reasonable notice of the act and, specifically, reasonable notification of the time and place of any public sale or of the time after which any private sale, lease, or other disposition is to be made, unless a shorter notice period is reasonable under the circumstances. A notice shall be deemed to be given under this Agreement when delivered to Debtor or when placed in an envelope addressed to Debtor and deposited, with postage prepaid, in a post office or official depository under the exclusive care and custody of the United States Postal Service or delivered to an overnight courier. The mailing shall be by overnight courier, certified, or first class mail.

          5.9 Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by Bank in respect of the Indebtedness is returned, disgorged, or rescinded under any applicable law, including, without limitation, bankruptcy or insolvency laws, in which case this Agreement, shall be enforceable against Debtor as if the returned, disgorged, or rescinded payment or credit had not been received or given by Bank, and whether or not Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, Debtor agrees upon demand by Bank to execute and deliver to Bank those documents which Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of Debtor to do so shall not affect in any way the reinstatement or continuation.

          5.10 This Agreement and all the rights and remedies of Bank under this Agreement shall inure to the benefit of Bank's successors and assigns and to any other holder who derives from Bank title to or an interest in the Indebtedness or any portion of it, and shall bind Debtor and the heirs, legal representatives, successors, and assigns of Debtor. Nothing in this Section 5.10 is deemed a consent by Bank to any assignment by Debtor.

          5.11 If there is more than one Debtor, all undertakings, warranties and covenants made by Debtor and all rights, powers and authorities given to or conferred upon Bank are made or given jointly and severally.

          5.12 Except as otherwise provided in this Agreement, all terms in this Agreement have the meanings assigned to them in Article 9 (or, absent definition in Article 9, in any other Article) of the Uniform Commercial Code, as of the date of this Agreement. "Uniform Commercial Code" means Act No. 174 of the Michigan Public Acts of 1962, as amended.

          5.13 No single or partial exercise, or delay in the exercise, of any right or power under this Agreement, shall preclude other or further exercise of the rights and powers under this Agreement. The unenforceability of any provision of this Agreement shall not affect the enforceability of the remainder of this Agreement. This Agreement constitutes the entire agreement of Debtor and Bank with respect to the subject matter of this Agreement. No amendment or modification of this Agreement shall be effective unless the same shall be in writing and signed by Debtor and an authorized officer of Bank. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Michigan, without regard to conflict of laws principles.

          5.14 To the extent that any of the Indebtedness is payable upon demand, nothing contained in this Agreement shall modify the terms and conditions of that Indebtedness nor shall anything contained in this Agreement prevent Bank from making demand, without notice and with or without reason, for immediate payment of any or all of that Indebtedness at any time(s), whether or not an Event of Default has occurred.

          5.15 Debtor's chief executive office is located and shall be maintained at :

                4355 Varsity Drive, Suite E, Ann Arbor, MI 48108




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


         If Collateral is located at other than the chief executive office, such Collateral is located and shall be maintained at:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         Collateral shall be maintained only at the locations identified in this
         Section 5.15.

         5.16 A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement under the Uniform Commercial Code and may be filed by Bank in any filing office.

         5.17 This Agreement shall be terminated only by the filing of a termination statement in accordance with the applicable provisions of the Uniform Commercial Code, but the obligations contained in Section 2m of this Agreement shall survive termination.

6. DEBTOR AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.

7.       SPECIAL PROVISIONS APPLICABLE TO THIS AGREEMENT.

         (a) This Agreement is subject to the terms of that certain Account Control Agreement dated March 24, 2000 among the undersigned, Bank and Securities Intermediary (as may be amended, "Account Control Agreement"). In the event of any conflict between the terms of this Agreement and the terms of the Account Control Agreement, the terms of the Account Control Agreement shall govern and control.

         (b) In the exercise of its remedies set forth in Section 4.2 above, or as otherwise provided by law, upon the occurrence of an Event of Default Bank may, at its discretion and without prior notice to or consent of the undersigned, issue entitlement orders to Securities Intermediary with respect to all or any part of the Collateral.

         (c) Debtor shall not withdraw or transfer or authorize Securities Intermediary or any other person or entity to withdraw or transfer any assets from the Account without the prior written consent of Bank.

         (d) Debtor shall not sell or trade and shall not authorize or permit the Securities Intermediary or any other person or entity to sell or trade any assets in the Account without the prior written consent of Bank.

         (e) Debtor shall reimburse Bank for the payment of, on demand, all costs and expenses, including without limitation, reasonable attorneys' fees, incurred by Bank under the terms of the Account Control Agreement, in the amendment, waiver or enforcement of this Agreement or the Account Control Agreement, in the protection of its rights under this Agreement or the Account Control Agreement or any action or proceeding relating to this Agreement or the Account Control Agreement.

                                     DEBTOR:

                                     GENOMIC SOLUTIONS, INC.


                                     By:      Jeffrey S. Williams
                                              SIGNATURE OF


                                     Its:     President and CEO
                                              TITLE (If applicable)

                            ACCOUNT CONTROL AGREEMENT



         This Agreement dated as of March 24, 2000 among Comerica Bank ("Secured Party"), Genomic Solutions, Inc. ("Pledgor"), and Comerica Securities ("Securities Intermediary"):


                                    RECITALS:


         A. Securities Intermediary has established a securities account # 183000329 in the name of Pledgor ("Account") pursuant to a customer agreement dated March 30, 2000 between Securities Intermediary and Pledgor ("Customer Agreement").

         B. Pledgor granted Secured Party a security interest in the Account pursuant to a Security Agreement dated March 24, 2000.


         The parties agree as follows:

         1. THE ACCOUNT. Securities Intermediary hereby represents and warrants to Secured Party and Pledgor that (a) the Account has been established solely in the name of Pledgor as recited above, (b) Exhibit A annexed hereto is a complete and accurate statement of the Account and the financial assets carried therein and any free credit balance thereunder as of the date thereof, (c) Exhibit A does not reflect any financial assets which are registered in the name of Pledgor, payable to its/his/her order, or specially endorsed to it/him/her, which have not been endorsed to Securities Intermediary or in blank, (d) the security entitlements arising out of the financial assets carried in the Account and such free credit balance are valid and legally binding obligations of Securities Intermediary, and (e) except for the claims and interest of Secured Party and Pledgor in the Account (subject to any claim in favor of Securities Intermediary permitted under Section 2), Securities Intermediary has no knowledge of any claim to or interest in Account. Securities Intermediary will treat all property held by it in the Account as financial assets under Article 8 of the Uniform Commercial Code as adopted by the State of Michigan.

         2. LIENS. Securities Intermediary hereby acknowledges the security interest granted to Secured Party by Pledgor. Securities Intermediary hereby confirms that the Account is a cash account and that it will not advance any margin or other credit to Pledgor therein, either directly by executing purchase orders in excess of any credit balance or money market mutual funds held in the Account, executing sell orders on securities not held in the Account or by allowing Pledgor to trade in instruments such as options and commodities contracts that create similar obligations, nor hypothecate any securities carried in the Account. Securities Intermediary hereby confirms that the Pledgor has no check writing privileges or line of credit or credit card privileges under the Account and that no such privileges shall be provided Pledgor under the Account as long as this Agreement is in effect. Securities Intermediary hereby waives and releases all liens, encumbrances, claims and rights of setoff it may have against the Account or any financial asset carried in the Account or any credit balance in the Account and agrees that, except for payment of its customary fees and commissions pursuant to the Customer Agreement, it will not assert any such lien, security interest, encumbrance claim or right against the Account or any financial asset carried in the Account or any credit balance in the Account. Securities Intermediary covenants and agrees that it will not enter into an account control agreement with a third party with respect to the Account or otherwise agree with any third party that Securities Intermediary will comply with entitlement orders concerning the Account originated by such third party without the prior written consent of Secured Party and Pledgor. Securities Intermediary will promptly notify Secured Party and Pledgor if any person asserts any lien, security interest, encumbrance or adverse claim against the Account or in any financial asset carried therein.

         3. CONTROL. Securities Intermediary covenants and agrees that it will comply with entitlement orders originated by Secured Party concerning the Account at any time without further consent by Pledgor. Neither Pledgor nor Securities Intermediary may make trades of financial assets held in the Account without the prior written consent of Secured Party.

         4. NO WITHDRAWALS. Notwithstanding the provisions of Section 3 above, Securities Intermediary shall neither accept nor comply with any entitlement order from Pledgor withdrawing any financial assets from the Account or directing the transfer of any financial assets held in the Account to any other account maintained at Securities Intermediary or any other entity other than Secured Party nor deliver any such financial assets to Pledgor nor pay any free credit balance or other amount owing, from Securities Intermediary to Pledgor with respect to the Account without the prior written consent of Secured Party.

         5. DUPLICATE STATEMENTS AND NOTICES. Securities Intermediary will send copies of all statements, confirmations, notices of claims and other correspondence concerning the Account simultaneously to each of Pledgor and Secured Party at the addresses set forth below.


         6. SECURITIES INTERMEDIARY'S DUTIES. Except for permitting a withdrawal or payment in violation of Section 4 above, permitting a trade in violation of
Section 3 above, or advancing margin or other credit or providing check writing privileges or line of credit or credit card privileges to Pledgor in violation of Section 2 above, Securities Intermediary shall have no responsibility or liability to Secured Party for making trades of financial assets held in the Account at the direction of Pledgor, or his authorized representatives, or complying with entitlement orders concerning the Account from Pledgor, or his authorized representatives, which are received by Securities Intermediary before Securities Intermediary receives a Notice of Exclusive Control. Securities Intermediary shall have no responsibility or liability to Pledgor for complying with a Notice of Exclusive Control or complying with entitlement orders concerning the Account originated by Secured Party. Securities Intermediary shall have no duty to investigate or make any determination as to whether a default exists under any agreement between Pledgor and Secured Party and shall comply with a Notice of Exclusive Control even if it believes that no such default exists. This Agreement does not create any obligation or duty of Securities Intermediary other than those expressly set forth herein.

         7. TAX REPORTING. All items of income, gain, expense, and loss recognized in the Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of Pledgor.

         8. CUSTOMER AGREEMENT AND SECURITIES INTERMEDIARY'S JURISDICTION. In the event of a conflict between this Agreement and any other agreement between the Securities Intermediary and the Pledgor, the terms of this Agreement will prevail. Regardless of any provision in such agreement, the State of Michigan shall be deemed to be Securities Intermediary's location for the purposes of this Agreement and the perfection and priority of Secured Party's security interest in the Account.

         9. TERMINATION. The rights and powers granted herein to Secured Party have been granted in order to perfect its security interest in the Account, are powers coupled with an interest and will neither be affected by the death, dissolution or bankruptcy of Pledgor nor by the lapse of time. The obligations of Securities Intermediary under Sections 2, 3, 4, and 5 above shall continue in effect until the security interest of Secured Party in the Account has been terminated and Secured Party has notified Securities Intermediary of such termination in writing. Upon receipt of such notice the obligations of Securities Intermediary under Sections 2, 3, 4 and 5 above with respect to the operation and maintenance of the Account after the receipt of such notice shall terminate, Secured Party shall have no further right to originate entitlement orders concerning the Account, and Securities Intermediary may take such steps as Pledgor may request to vest full ownership and control of Account in Pledgor, including, but not limited to, transferring all of the financial assets and credit balances in the Account to another securities account in the name of Pledgor or his designee.

         10. THIS AGREEMENT. This Agreement, the schedules and exhibits hereto and the agreements and instruments required to be executed and delivered hereunder set forth the entire agreement of the parties with respect to the subject matter hereof and supersede and discharge all prior agreements (written or oral) and negotiations and all contemporaneous oral agreements concerning such subject matter and negotiations. There are no oral conditions precedent to the effectiveness of this Agreement.

         11. AMENDMENTS. No amendment, modification or termination of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by the party to be charged.

         12. SUCCESSORS. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives.

         13. SEVERABILITY. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances, other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

         14. NOTICES. Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth next to such parties' name at the heading of this Agreement. Any party may change its address for notices in the manner set forth above.

         15. RULES OF CONSTRUCTION. In this Agreement, words in the singular number include the plural, and in the plural include the singular; words of the masculine gender include the feminine and the neuter, and when the sense so indicates words of the neuter gender may refer to any gender and the word Aor@ is disjunctive, but not exclusive. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience and do not define, limit or describe the scope or intent of the provisions of this Agreement.

         16. CHOICE OF LAW. The parties hereto agree that certain material events, occurrences and transactions relating to this Agreement bear a reasonable relationship to the State of Michigan. The validity, terms, performance and enforcement of this Agreement shall be governed by those laws of the State of Michigan which are applicable to agreements which are negotiated, executed, delivered and performed solely in the State of Michigan.

         17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

         18. JURY WAIVER. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE

EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE INDEBTEDNESS.



                                  COMERICA BANK
Addresses:


35405 Grand River
                                  By:  Ronald M. Ruks
                                     -------------------------------------------
Farmington, MI 48335
Telecopy No.:                     Its:  Assistant Vice President
              -------------           ------------------------------------------


                                  GENOMIC SOLUTIONS, INC.:



4355 Varsity Drive
                                  By: Jeffrey S. Williams
                                     -------------------------------------------
Suite E
Ann Arbor, MI 48108
                                  Its: President and CEO
                                     -------------------------------------------
Telecopy No.:
              --------------
                                  COMERICA SECURITIES



                                  By: Michael J. Wilk
----------------------------         -------------------------------------------
----------------------------
                                  Its: Managing Director
----------------------------         -------------------------------------------

Telecopy No.:
              --------------